Subsequent events	6 Months Ended
Jun. 30, 2021
Subsequent Events [Abstract]
Subsequent events

10.       Subsequent events

After the period end and up to August 4, 2021, the Company issued and sold an aggregate of 257,709 depositary shares (representing an interest in 258 Series B Preferred Shares) in connection with the At Market Issuance Sales Agreement for net proceeds of $6,400.

On August 5, 2021 the Company declared a dividend of $0.25 per Class A common share from the earnings of the second quarter 2021 to be paid on September 3, 2021 to common shareholders of record as of August 23, 2021.

On July 28, 2021, the Company took delivery of the tbr GSL MYNY (renamed on July 28, 2021), the last of the Seven Vessels, which were purchased for an aggregate price of $116,000. Following the delivery of the vessel, the Company drew down all tranches of $10,700 each, amounting to a total of $64,200. One tranche was drawn down in July (see note 4b).

In connection with the acquisition by the Company (see note 1) of the Twelve Vessels for an aggregate purchase price of $233,890, during July 2021 all vessels were delivered between July 15, 2021 and 29, 2021. In July 2021, the Company entered into a new syndicated credit facility with HCOB and Credit Agricole for a total of $140,000, to part finance the purchase price. The remaining purchase price was financed by cash on hand and the issuance of $35,000 of existing 2024 Notes to the sellers of the ships.

In connection with the acquisition by the Company (see note 1) of the Four Vessels for an aggregate purchase price of $148,000, all vessels are scheduled for delivery during the third and fourth quarter of 2021. After the period end and up to August 5, 2021, the Company paid advances of $14,800 in total for the four vessels. The purchase price is expected to be covered by cash on hand and new senior secured debt.